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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14,
2002



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)




                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

       Registrant's telephone number, including area code:
                           (860)243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)













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Item 5.  Other Events


       The Company issued a press release dated March 14, 2002 announcing its acquisition of a majority ownership interest in Delamac de Mexico S.A. de C.V., a Mexican distributor of industrial parts headquartered in Mexico City. Delamac's sales for 2001 were approximately $7 million. Terms are not being disclosed.



Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated
        March 14, 2002.


























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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION




                                 By:  Robert M. Garneau
                                      Executive Vice President
                                      and Chief Financial
                                      Officer



Dated: March 14, 2002
































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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated
                    March 14, 2002










































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